SunAmerica Series Trust
Worldwide High Income Portfolio
Morgan Stanley Investment Management Inc.
Quarter Ended: June 30, 2004



		Securities Purchased


Name of Issuer                  Leiner Health Products, Inc.

Date of First Offering          05/24/2004

Principal Amount of Total Offering              150,000,000

Unit Price              $100

Underwriting Spread or Commission               $1.38

Maturity Date           6/1/2012

Current Yield           11%

Yield to Maturity               11%

Total Par Value of Bonds Purchased               $65,000

Dollar Amount of Purchases               $65,000

Number of Shares Purchased               N/A

Years of Continuous Operation           3+

Offering Type:          U.S. Registered

Percentage of Offering Purchased                0.040%
by Portfolio

Percentage of Offering Purchased by             3.290%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)            3.330%

Percentage of Portfolio Assets          0.170%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased           UBS Warburg LLC

Underwriting Syndicate Members:         UBS Investment Bank, Credit Suisse
					First Boston & Morgan Stanley

SunAmerica Series Trust
Worldwide High Income Portfolio
Morgan Stanley Investment Management Inc.
Quarter Ended: June 30, 2004



		Securities Purchased


Name of Issuer                  Kabel Deutschland

Date of First Offering          06/24/2004

Amount of Total Offering                 610,000,000

Unit Price               $100

Underwriting Spread or Commission               $2.60

Rating          N/A

Maturity Date           07/01/2014

Current Yield           10.625%

Yield to Maturity               10.625%


Total Par Value of Bonds Purchased              $185,000

Dollar Amount of Purchases              $185,000

Number of Shares Purchased              N/A

Years of Continuous Operation           3+

Offering Type:          U.S. Registered

Percentage of Offering Purchased                0.03%
by Portfolio

Percentage of Offering Purchased by             1.29%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)            1.32%

Percentage of Portfolio Assets          0.49%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased     Deutsche Bank

Underwriting Syndicate Members:   Deutsche Bank, Citigroup, Morgan Stanley,
				  Goldman Sachs International & ABN AMRO